SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT



    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported)   September 23, 1997
                                                        ------------------
                                                       (September 18, 1997)


                        Wellsford Real Properties, Inc.
                        -------------------------------
            (Exact name of registrant as specified in its charter)

            1-12917                                   13-3926898
    ----------------------                _______________________________
   (Commission File Number)               (IRS Employer Identification No.)

                                   Maryland
                                   --------
                (State or other jurisdiction of incorporation)

                  610 Fifth Avenue, New York, New York 10020
                  ------------------------------------------
                   (Address of principal executive offices)
                                  (Zip code)

                                (212) 333-2300
                                 -------------
             (Registrant's telephone number, including area code)

Item 5.   Other Events.

          Wellsford Real Properties, Inc., a Maryland corporation
("Wellsford"), Wellsford Capital Corporation, Wellsford's wholly owned subsidiary and a Maryland corporation, and Value Property Trust, a Maryland real estate investment trust ("VPT"), entered into an Agreement and Plan of Merger on September 18, 1997.

          Pursuant to the merger, each common share of beneficial interest of VPT issued and outstanding immediately prior to the merger will be converted into the right to receive $11.58 in cash and 0.2984 shares of common stock of Wellsford. Consummation of the merger is subject to specified closing conditions. Following consummation of the merger, VPT will be a wholly owned subsidiary of Wellsford.

          Franklin Mutual Advisers, Inc. ("Franklin"), which has the right to vote approximately 50% of the outstanding common shares of beneficial interest in VPT, has entered into a Voting Agreement with Wellsford pursuant to which Franklin has agreed to vote, and to cause its affiliates to vote, all common shares of beneficial interest in VPT over which it has voting power in favor of the merger and against any other proposed business combination with VPT.

          Wellsford and Whitehall Street Real Estate Limited Partnership VII, a discretionary real estate fund affiliated with Goldman, Sachs & Co. ("Whitehall"), entered into a Purchase and Sale Agreement on September 18, 1997, pursuant to which, upon completion of the merger, Whitehall will purchase for $65,000,000 13 of the 21 properties owned by VPT.

Item 7.   Financial Statements, Pro Forma Financial Statements and
          Exhibits.

     (c)  Exhibits.

          2.1 Agreement and Plan of Merger, dated as of September 18, 1997, among Value Property Trust, Wellsford Real Properties, Inc. and Wellsford Capital Corporation.
          10.1 Purchase and Sale Agreement, dated as of September 18, 1997, among Wellsford Real Properties, Inc., Wellsford Capital Corporation and Whitehall Street Real Estate Limited Partnership VII.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized .


                                   Wellsford Real Properties, Inc.
                                   -------------------------------
                                            (Registrant)


                                   By:/s/ Gregory F. Hughes
                                      -----------------------------
Date: September 23, 1997                Gregory F. Hughes
                                        Vice President and
                                        Chief Financial Officer

                                 Exhibit Index

          2.1 Agreement and Plan of Merger, dated as of September 18, 1997, among Value Property Trust, Wellsford Real Properties, Inc. and Wellsford Capital Corporation.

          10.1 Purchase and Sale Agreement, dated as of September 18, 1997, among Wellsford Real Properties, Inc., Wellsford Capital Corporation and Whitehall Street Real Estate Limited Partnership VII.